Taxation	6 Months Ended
Jun. 30, 2025
Taxation
Taxation

10.Taxation

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2025	2024	2025	2024
	$'m	$'m	$'m	$'m

Current taxes	36.9	38.0	78.9	42.7
Deferred income taxes	(1.5)	(1.7)	(5.1)	(8.4)
Total taxation expense	35.4	36.3	73.8	34.3

Income tax expense is recognized in each interim period based on tax computations for each group entity based upon the income or loss before tax in the period. Adjustments for material temporary and permanent differences are made by reference to the relevant tax rules, making suitable pro-rated adjustments for rates applying on an annual basis for the full financial year under the tax rules. Accordingly, the interim period income tax expense is accrued at the effective tax rate that would be applicable to the pre-tax income of the interim period.

The current income tax expense for the three month period ended June 30, 2025 (“second quarter”) was consistent with the prior year, in line with operational performance. The deferred tax credit for the second quarter includes offsetting impacts for the recognition of deferred tax on losses in the Latam segment and the unwind of deferred tax balances into current tax in the Nigeria segment.

The current tax expense for the six month period ended June 30, 2025 (“year-to-date”) increased by $36.2 million, driven by a $43.7 million increase in the Nigeria segment for the 3 month period ended March 31, 2025 (“first quarter”) which was impacted by movements in uncertain tax positions and by the significant devaluation of the Naira in the comparative period. The year-to-date deferred tax credit includes offsetting impacts for the recognition of deferred tax on losses in the Latam segment and the unwind of deferred tax balances into current tax in the Nigeria segment.